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                                                                   Exhibit 10.12

                        AMENDMENT OF EMPLOYMENT CONTRACT


THIS AGREEMENT is made this 5th day of December, 2003

BETWEEN: CONSOLIDATED WATER CO. LTD., a Cayman Islands company having its registered office at Trafalgar Place, West Bay Road, P.O. Box 1114 GT, Grand Cayman, BWI ("the Company")

AND: Peter D. Ribbins of P.O. Box 1114GT, Grand Cayman, BWI ("the Director of Public Relations")

WHEREAS:

         A. The Company and the Director of Public Relations entered into an employment contract dated the 30th of September 2003("the Employment Contract")

         B. The parties are now desirous of amending the same, in accordance with the terms of this Agreement.

NOW IN CONSIDERATION of the mutual covenants contained herein the parties agreed that the Employment Contract shall be amended and/or rectified as follows:

                  By adding the following paragraph as the second paragraph of Clause 3; "For the financial year 2003 only, the Director of Public Relations shall be granted an option to purchase for cash payable in full upon the exercise of the option, a number of Ordinary Shares which equals the number of US$ which represents 5/6 x 1% of the net profit of the Company for the 2003 financial year at the closing market price of the Company's Ordinary Shares on December 31, 2003. The options may be exercised at any time after they are granted and before the close of business on the day before the third anniversary of the Auditor's Report on the financial statements for the 2003 financial year."

THE PARTIES HERETO have set their hands and seals the day and date first above written.



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SIGNED AND SEALED in the presence of:)     CONSOLIDATED WATER CO. LTD.
                                     )
                                     )     /s/ Frederick McTaggart
                                     )     -------------------------------------
                                     )
/s/ Brent Santha                     )     Frederick McTaggart
-----------------------------------  )     -------------------------------
witness
Brent Santha

SIGNED AND SEALED in the presence of:)
                                     )
                                     )
                                     )
                                     )
/s/ Brent Santha                     )     /s/ Peter Ribbins
-----------------------------------  )     -------------------------------------
witness                                    Peter D Ribbins
Brent Santha